EXHIBIT 24
POWER OF ATTORNEY
1933 ACT REGISTRATION STATEMENT
OF
MIDWEST BANC HOLDINGS, INC.
          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints JAMES J. GIANCOLA and DANIEL R. KADOLPH, and each of them, as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the “Commission”), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Midwest Banc Holdings, Inc. (the “Company”) in connection with the Agreement and Plan of Merger dated as of March 22, 2007 between the Company and Northwest Suburban Bancorp, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.
Dated: May 22, 2007

/s/ E. V. Silveri
E. V. Silveri

POWER OF ATTORNEY
1933 ACT REGISTRATION STATEMENT
OF
MIDWEST BANC HOLDINGS, INC.
          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints JAMES J. GIANCOLA and DANIEL R. KADOLPH, and each of them, as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the “Commission”), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Midwest Banc Holdings, Inc. (the “Company”) in connection with the Agreement and Plan of Merger dated as of March 22, 2007 between the Company and Northwest Suburban Bancorp, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.
Dated: May 22, 2007

/s/ Angelo A. DiPaolo
Angelo A. DiPaolo

POWER OF ATTORNEY
1933 ACT REGISTRATION STATEMENT
OF
MIDWEST BANC HOLDINGS, INC.
          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints JAMES J. GIANCOLA and DANIEL R. KADOLPH, and each of them, as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the “Commission”), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Midwest Banc Holdings, Inc. (the “Company”) in connection with the Agreement and Plan of Merger dated as of March 22, 2007 between the Company and Northwest Suburban Bancorp, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.
Dated: May 22, 2007

/s/ Barry I. Forrester
Barry I. Forrester

POWER OF ATTORNEY
1933 ACT REGISTRATION STATEMENT
OF
MIDWEST BANC HOLDINGS, INC.
          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints JAMES J. GIANCOLA and DANIEL R. KADOLPH, and each of them, as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the “Commission”), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Midwest Banc Holdings, Inc. (the “Company”) in connection with the Agreement and Plan of Merger dated as of March 22, 2007 between the Company and Northwest Suburban Bancorp, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.
Dated: May 22, 2007

/s/ J. J. Fritz
J. J. Fritz

POWER OF ATTORNEY
1933 ACT REGISTRATION STATEMENT
OF
MIDWEST BANC HOLDINGS, INC.
          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints JAMES J. GIANCOLA and DANIEL R. KADOLPH, and each of them, as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the “Commission”), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Midwest Banc Holdings, Inc. (the “Company”) in connection with the Agreement and Plan of Merger dated as of March 22, 2007 between the Company and Northwest Suburban Bancorp, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.
Dated: May 22, 2007

/s/ Robert J. Genetski
Robert J. Genetski

POWER OF ATTORNEY
1933 ACT REGISTRATION STATEMENT
OF
MIDWEST BANC HOLDINGS, INC.
          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints JAMES J. GIANCOLA and DANIEL R. KADOLPH, and each of them, as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the “Commission”), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Midwest Banc Holdings, Inc. (the “Company”) in connection with the Agreement and Plan of Merger dated as of March 22, 2007 between the Company and Northwest Suburban Bancorp, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.
Dated: May 22, 2007

/s/ James J. Giancola
James J. Giancola

POWER OF ATTORNEY
1933 ACT REGISTRATION STATEMENT
OF
MIDWEST BANC HOLDINGS, INC.
          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints JAMES J. GIANCOLA and DANIEL R. KADOLPH, and each of them, as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the “Commission”), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Midwest Banc Holdings, Inc. (the “Company”) in connection with the Agreement and Plan of Merger dated as of March 22, 2007 between the Company and Northwest Suburban Bancorp, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.
Dated: May 22, 2007

/s/ Gerald F. Hartley
Gerald F. Hartley

POWER OF ATTORNEY
1933 ACT REGISTRATION STATEMENT
OF
MIDWEST BANC HOLDINGS, INC.
          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints JAMES J. GIANCOLA and DANIEL R. KADOLPH, and each of them, as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the “Commission”), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Midwest Banc Holdings, Inc. (the “Company”) in connection with the Agreement and Plan of Merger dated as of March 22, 2007 between the Company and Northwest Suburban Bancorp, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.
Dated: May 22, 2007

/s/ Homer J. Livingston, Jr.
Homer J. Livingston, Jr.

POWER OF ATTORNEY
1933 ACT REGISTRATION STATEMENT
OF
MIDWEST BANC HOLDINGS, INC.
          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints JAMES J. GIANCOLA and DANIEL R. KADOLPH, and each of them, as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the “Commission”), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Midwest Banc Holdings, Inc. (the “Company”) in connection with the Agreement and Plan of Merger dated as of March 22, 2007 between the Company and Northwest Suburban Bancorp, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.
Dated: May 22, 2007

/s/ Joseph Rizza
Joseph Rizza

POWER OF ATTORNEY
1933 ACT REGISTRATION STATEMENT
OF
MIDWEST BANC HOLDINGS, INC.
          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints JAMES J. GIANCOLA and DANIEL R. KADOLPH, and each of them, as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the “Commission”), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Midwest Banc Holdings, Inc. (the “Company”) in connection with the Agreement and Plan of Merger dated as of March 22, 2007 between the Company and Northwest Suburban Bancorp, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.
Dated: May 22, 2007

/s/ Thomas Rosenquist
Thomas Rosenquist

POWER OF ATTORNEY
1933 ACT REGISTRATION STATEMENT
OF
MIDWEST BANC HOLDINGS, INC.
          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints JAMES J. GIANCOLA and DANIEL R. KADOLPH, and each of them, as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the “Commission”), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Midwest Banc Holdings, Inc. (the “Company”) in connection with the Agreement and Plan of Merger dated as of March 22, 2007 between the Company and Northwest Suburban Bancorp, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.
Dated: May 22, 2007

/s/ Kenneth Velo
Kenneth Velo

POWER OF ATTORNEY
1933 ACT REGISTRATION STATEMENT
OF
MIDWEST BANC HOLDINGS, INC.
          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints JAMES J. GIANCOLA and DANIEL R. KADOLPH, and each of them, as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the “Commission”), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Midwest Banc Holdings, Inc. (the “Company”) in connection with the Agreement and Plan of Merger dated as of March 22, 2007 between the Company and Northwest Suburban Bancorp, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.
Dated: May 22, 2007

/s/ Leon Wolin
Leon Wolin